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                                                      EXHIBIT 10.10 - AS AMENDED

                                    EXTENSION
                                       TO
                               SUBLEASE AGREEMENT

         THIS EXTENSION TO SUBLEASE AGREEMENT, dated as of this 20th day of October, 2000, by and between Vortex Enterprises LLC ("Vortex"), a New York limited liability company and successor in interest to C&J Enterprises, having an office at 3002 East Avenue, Rochester, New York 14610 and Performance Technologies, Incorporated ("PTI"), a Delaware corporation having an office at 315 Science Parkway, Rochester, New York 14620.

                                    RECITALS
                                    --------

         Vortex and PTI entered into that certain Sublease Agreement as of September 1, 1990 pursuant to which PTI agreed to lease from Vortex the Premises as defined in the Sublease Agreement.

         Pursuant to Amendment to Sublease Agreement dated as of December 1st, 1998 (the "Amendment"), Vortex and PTI amended the Sublease Agreement by canceling the provisions of Section 4 of the Sublease Agreement and acknowledging that, except as modified by the Amendment, the Sublease Agreement should remain in full force and effect.

         The Sublease Agreement terminates May 31, 2001, and PTI desires to extend its occupancy for an additional six months upon the terms and conditions set forth in this Extension to Sublease Agreement.

         Vortex and PTI hereby agree as follows:

     1. The Term of the Sublease Agreement, as amended, shall be extended to November 30, 2001 upon the same terms and conditions set forth in the Sublease Agreement as amended by the Amendment; provided, however, that the rent for such six-month period shall be adjusted as of June 1, 2001, in accordance with the provisions of Section 3.2 of the Sublease Agreement.

     2. The Sublease Agreement, as modified by the Amendment, and as extended by this Extension to Sublease Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have signed this Extension to Sublease Agreement as of the day and year first written above.

                                                 VORTEX ENTERPRISES LLC

                                                 By:/s/Charles E. Maginness
                                                    ----------------------------
                                                    Charles E. Maginness


                                                 By:/s/John M. Slusser
                                                    ----------------------------
                                                    John M. Slusser


                                                 PERFORMANCE TECHNOLOGIES, INC.

                                                 By:/s/Donald L. Turrell
                                                    ----------------------------
                                                    Donald L. Turrell, President